UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 4, 2004 Date of Report (Date of earliest event reported)

NU SKIN ENTERPRISES, INC. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-12421 (Commission File Number)	87-0565309 (IRS Employer Identification Number)

75 West Center Street
Provo, UT 84601
(Address of principal executive offices and zip code)

(801) 345-1000
 (Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02        Results of Operations and Financial Condition.

On October 4, 2004, Nu Skin Enterprises issued a press release announcing its preliminary financial results for the third quarter ended September 30, 2004, and certain other information. A copy of Nu Skin Enterprises’ press release is attached as Exhibit 99.1 to this report and incorporated by reference.

The information furnished pursuant to this Item 2.02 and the exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

In the press release furnished herewith in Exhibit 99.1, the Company provides year-over-year earnings per share growth rates for the third quarter and the year that do not take into consideration certain one-time charges from the prior year period that are unusual in nature and unlikely to impact results of operations going forward. Management believes these non-GAAP financial measures assist management and investors in evaluating, and comparing from period to period, results for ongoing operations in a more meaningful and consistent manner while also highlighting more meaningful trends in the results of operations.

Item 8.01         Other Events.

On October 4, 2004, Nu Skin Enterprises issued a press release announcing its preliminary financial results for the third quarter ended September 30, 2004, and certain other information. The full text of the press release appearing in Exhibit 99.1, other than the paragraphs under the heading “Outlook,” is filed and incorporated by reference in this report.

In the portions of the press release furnished herewith in Exhibit 99.1 and incorporated by reference in this Item 8.01, the Company provides a year-over-year earnings per share growth rate for the third quarter that does not take into consideration certain one-time charges from the prior year period that are unusual in nature and unlikely to impact results of operations going forward. Management believes this non-GAAP financial measure assists management and investors in evaluating, and comparing from period to period, results for ongoing operations in a more meaningful and consistent manner while also highlighting more meaningful trends in the results of operations.

Item 9.01          Financial Statements and Exhibits.

(c) Exhibit.
99.1	Nu Skin Enterprises’ press release dated October 4, 2004, regarding preliminary financial results for the third quarter ended September 30, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NU SKIN ENTERPRISES, INC. (Registrant) /s/ Ritch N. Wood Ritch N. Wood Chief Financial Officer

Date: October 4, 2004

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Nu Skin Enterprises’ press release dated October 4, 2004, regarding preliminary financial results for the third quarter ended September 30, 2004.